Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended March 31, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$5,751,264
Unrealized Gain (Loss) on Market Value of Commodity Futures	3,267,168
Dividend Income	260,640
Interest Income	467,231
ETF Transaction Fees	–
Total Income (Loss)	$9,746,303

Expenses
Management Fees	$110,366
Professional Fees	34,071
Brokerage Commissions	14,517
Directors' Fees and insurance	2,383
Total Expenses	$161,337
Net Income (Loss)	$9,584,966

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 3/1/24	$158,294,621
Net Income (Loss)	9,584,966

Net Asset Value End of Month	$167,879,587
Net Asset Value Per Share (2,750,000 Shares)	$61.05

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended March 31, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$29,637
Unrealized Gain (Loss) on Market Value of Commodity Futures	5,499,629
Dividend Income	164,595
Interest Income	449,361
ETF Transaction Fees	3,150
Total Income (Loss)	$6,146,372

Expenses
Management Fees	$75,815
Professional Fees	37,514
Brokerage Commissions	1,118
Directors' Fees and insurance	3,002
Total Expenses	$117,449
Net Income (Loss)	$6,028,923

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 3/1/24	$125,578,769
Additions (1,050,000 Shares)	26,234,532
Withdrawals ((50,000) Shares)	(1,200,743)
Net Income (Loss)	6,028,923

Net Asset Value End of Month	$156,641,481
Net Asset Value Per Share (6,250,000 Shares)	$25.06

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended March 31, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$5,780,901
Unrealized Gain (Loss) on Market Value of Commodity Futures	8,766,797
Dividend Income	425,235
Interest Income	916,592
ETF Transaction Fees	3,150
Total Income (Loss)	$15,892,675

Expenses
Management Fees	$186,181
Professional Fees	71,585
Brokerage Commissions	15,635
Directors' Fees and insurance	5,385
Total Expenses	$278,786
Net Income (Loss)	$15,613,889

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 3/1/24	$283,873,390
Additions (1,050,000 Shares)	26,234,532
Withdrawals (50,000 Shares)	(1,200,743)
Net Income (Loss)	15,613,889

Net Asset Value End of Month	$324,521,068

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596